SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2002

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-4224	11-1890605

(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

S I G N A T U R E
EXHIBIT INDEX
EX-99

Item 7.    Financial Statements and Exhibits.

(a)	Inapplicable

(b)	Inapplicable

(c)	Exhibits:

99 Press Release of Avnet, Inc. dated April 17, 2002

Item 9.    Regulation F-D Disclosure.

The press release of Avnet, Inc. issued on April 17, 2002 is being filed as Exhibit 99 hereto.

Management of Avnet, Inc. may, from time to time, comment on expectations concerning Avnet’s future financial performance during discussions with investors, the media, investment analysts, and others. To the extent management’s expectations differ during those discussions from the comments made by management in Avnet’s quarterly earnings conference calls, such new expectations will be posted on the Investor Relations home page of Avnet’s web site.

S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: April 18, 2002	By:	/s/ Raymond Sadowski

Raymond Sadowski Senior Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press Release of Avnet, Inc. dated April 17, 2002